UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2006


                              Aftersoft Group, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                     0-27083
                                     -------
                            (Commission File Number)


              Delaware                                    84-1108035
    ----------------------------                ----------------------------
    (State or other jurisdiction                       (IRS Employer
         of incorporation)                           Identification No.)


        Savannah House 5th Floor, 11 Charles II Street, London, SW1Y 4QU
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                +44 207 451 2468
                                ----------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 14, 2006, the Registrant was informed that its independent accountant, Donahue Associates, LLC.("Donahue") had resigned. The Registrant's Board of Directors has accepted the resignation of Donahue and has appointed Corbin & Company LLP ("Corbin") as its independent accountant from December 20, 2005. Corbin will perform the annual audit of Registrant's financial statements for the year ended June 30, 2006.

In connection with Donahue's services to the Company, in the fiscal year ended December 31, 2004, Donahue prepared a report dated March 25,2005 on the Company's financial statements for the fiscal year ended December 31, 2004 and 2003. The report did not contain an adverse opinion or disclaimer of accounting principles. The opinion was qualified, however, as to the Company's ability to sustain itself as a going concern without securing additional funding. In addition, with respect to the report, there were no disagreements with Donahue on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Donahue would have caused Donahue to make reference thereto in Donahue's report on the financial statements for such periods.

The Company provided Donahue with a copy of the foregoing disclosures and requested that Donahue furnish a letter addressed to the Securities and Exchange Commission stating whether or not Donahue agrees with the above statements.

During the two most recent fiscal years and through December 20, 2005, the Company has not consulted with Corbin regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, or a reportable event.

Item 9.01 Financial Statements and Exhibits.

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Aftersoft Group, Inc.
                                                   (Registrant)


Date: February 14, 2006            /s/ Ian Warwick
                                   ---------------------------------------------
                                   Ian Warwick President
                                   (Officer duly authorized to sign this report)